Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

15. SUBSEQUENT EVENTS

Proceeds from sales of Common Stock through B. Riley Committed Equity Facility

Through March 25, 2024, the Company utilized the B Riley Committed Equity Facility to sell 1,187,398 shares of Common Stock for proceeds totaling $2.7 million. The Company incurred $0.7 million in offering costs associated with these transactions with $0.6 million payable in cash and $0.1 million payable in Common Stock.

Proceeds from New Government Contract

On March 12, 2024, the Company entered into a new contract with the Defense Health Agency that provides significant additional support for the development of the handheld version of the Company’s Deepview System. The contract was valued at approximately $500,000 and will build on the previous awards from other governmental agencies focused on advancing the handheld version of the Deepview System.

Spectral IP, Inc.

On March 7, 2024, the Company formed a new wholly-owned subsidiary, Spectral IP, Inc., a Delaware corporation (“Spectral IP”), to be utilized to advance artificial intelligent intellectual property with a specific emphasis on healthcare. On March 19, 2024, the Company announced that Spectral IP received a $1.0 million investment from an affiliate of its largest shareholder for the development of its artificial intelligence intellectual property portfolio. The investment is structured as a note payable with a one-year maturity, an interest rate of 8%, and requiring earlier prepayment if the Company spins off Spectral IP to the Company’s shareholders or if Spectral IP is sold to a third party.

Yorkville Standby Equity Purchase Agreement

On March 20, 2024, the Company entered into the SEPA with Yorkville pursuant to which the Company has the right to sell to Yorkville up to $30.0 million of its shares of Common Stock, subject to certain limitations and conditions set forth in the SEPA, from time to time during the term of the SEPA. Sales of the shares of Common Stock to Yorkville under the SEPA, and the timing of any such sales, are at the Company’s option, and the Company is under no obligation to sell any shares of Common Stock to Yorkville under the SEPA except in connection with notices that may be submitted by Yorkville, as described in the SEPA.

In connection with the SEPA, and subject to the conditions set forth therein, Yorkville has agreed to advance to the Company in the form of Convertible Notes an aggregate principal amount of up to $12.5 million (the “Pre-Paid Advance”), which will be paid in three tranches. The first Pre-Paid Advance was disbursed on March 20, 2024 in the amount of $5.0 million with a fixed conversion price of $3.16, the second Pre-Paid Advance shall be in a principal amount of $5.0 million and advanced after the earlier of the registration statement registering the resale of the shares of Common Stock issuable under the SEPA being declared effective or shareholder approval to exceed the 19.99% threshold of the aggregate number of shares of Common Stock issued pursuant to the SEPA (the “Exchange Cap”) (the “Second Pre-Advance Closing”), and the third Pre-Paid Advance shall be in a principal amount of $2.5 million and advanced sixty days following the Second Pre-Advance Closing. The purchase price for the Pre-Paid Advance is 92.0% of the principal amount of the Pre-Paid Advance. Interest shall accrue on the outstanding balance of any Pre-Paid Advance at an annual rate equal to 0%, subject to an increase to 18% upon an event of default as described in the Convertible Notes. The maturity date of the Convertible Note issue in connection with each Pre-Paid Advance will be 12 months after the issuance date of such Convertible Note.